NUMBER FC		SHARES

COMMON STOCK	INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF VIRGINIA	SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP TO COME

THIS CERTIFIES THAT

is the owner of

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE FOUR DOLLARS ($4.00)

PER SHARE, OF

FIRST CAPITAL BANCORP, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this

Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
William W. Ranson	SEAL	Robert G. Watts, Jr.
Secretary		President and CEO

COUNTERSIGNED AND REGISTERED:
REGISTRAR AND TRANSFER COMPANY
(Cranford, NJ)
TRANSFER AGENT AND REGISTRAR

BY:
AUTHORIZED SIGNATURE

FIRST CAPITAL BANCORP, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common TEN ENT - as tenants by the entireties JT TEN - as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT - Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State) UNIF TRF MIN ACT - Custodian (until age ) (Cust) under Uniform Transfers (Minor) to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                                                                                hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

    IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

X
X

NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND

WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.